DocuSign Envelope ID: 39B67CDA-D54A-47E0-A9F4-9CB3C42A8DE3 [***] = Certain marked information has been omitted from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Execution Version THIRTEENTH AMENDMENT TO FIRST AMENDED AND RESTATED LOAN PROGRAM AGREEMENT This THIRTEENTH AMENDMENT TO THE FIRST AMENDED AND RESTATED LOAN PROGRAM AGREEMENT (this “Amendment”) is made as of August 3, 2021 (the “Amendment Effective Date”) by and between CROSS RIVER BANK, an FDIC-insured New Jersey state-chartered bank (“Bank”), and SUNLIGHT FINANCIAL LLC, a Delaware limited liability company (“Sunlight”), amends the terms of that certain First Amended and Restated Loan Program Agreement dated as of February 12, 2018, by and between Bank and Sunlight (as amended, restated, supplemented or otherwise modified from time to time prior to the Amendment Effective Date, the “Existing Agreement” and, as amended by this Amendment, the “Agreement”). Sunlight and Bank are collectively referred to herein as the “Parties”. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth therefor in the Existing Agreement. RECITALS WHEREAS, the Existing Agreement allows the Parties to mutually agree in writing to modify the Existing Agreement; WHEREAS, the Parties now desire to amend and modify the Existing Agreement upon the terms and subject to the conditions set forth in this Amendment; NOW, THEREFORE, in consideration of the foregoing premises and the following terms, and for other good and valuable consideration, the Parties, intending to be legally bound, further agree as follows: 1. AMENDMENTS TO THE EXISTING AGREEMENT 1.1. Section 1.1 of the Existing Agreement is hereby amended to add the following new definitions in alphabetical order as follows: “Low Interest Rate Products” means any Loan Product set forth on Exhibit A that have an interest rate less than [***]%. “Required Retained Loans Low Interest Rate Product Amount” means, as of any date of determination, an amount, expressed as a percentage, equal to quotient of (a) the aggregate original principal amount of all Required Retained Loans constituting Low Interest Rate Products, divided by (b) the aggregate original principal amount of all Required Retained Loans that are retained by Bank after the Thirteenth Amendment Effective Date. “Required Retained Loans Low Interest Rate Product Limit” means if the Required Retained Loans Low Interest Rate Product Amount exceeds [***]. “Thirteenth Amendment” means that certain Thirteenth Amendment to First Amended and Restated Loan Purchase Agreement by and between Bank and Sunlight. “Thirteenth Amendment Effective Date” means the “Amendment Effective Date” as defined in the Thirteenth Amendment. 1.2. Section 1.1 of the Existing Agreement is hereby amended to amend and restate the following definitions as follows: “Concentration Event” means, as of last day of each calendar month, any of the following as it relates to the Required Retained Loans retained by Bank on or after the Twelfth Amendment Effective Date: (a) a Required Retained Loans Battery Only Amount in excess of the Required Retained Loans Battery Only Limit; (b) a Maximum 20 Year Loan Product Retention Percentage in excess of the amount specified on Exhibit A; (c) a Maximum 25 Year Loan Exhibit 10.40

DocuSign Envelope ID: 39B67CDA-D54A-47E0-A9F4-9CB3C42A8DE3 2 Product Retention Percentage in excess of the amount specified on Exhibit A; and (d) a Required Retained Loans Low Interest Rate Product Amount in excess of the Required Retained Loans Low Interest Rate Product Limit. For the avoidance of doubt, the occurrence of one or more events under clauses (a), (b), (c) and/or (d) above during any calendar month shall constitute only one Concentration Event for such given month. 1.3. Section 2.5(i) of the Existing Agreement is hereby amended and restated as follows: (i) Notwithstanding anything to the contrary in this Agreement, upon the occurrence of a Tier 1 Concentration Event, Sunlight shall promptly deliver to Bank written notice thereof. The Parties agree to use good faith to (A) discuss the causes of such Tier 1 Concentration Event, and (B) work together to modify this Agreement in a commercially reasonable manner to enable Bank to continue to retain loans under Section 2.5(a)(i) hereof, including, following the occurrence of a Tier 1 Concentration Event, to increase the Required Retained Loans Battery Only Limit, the Required Retained Loans Low Interest Rate Product Limit, the Maximum 20 Year Loan Product Retention Percentage and/or the Maximum 25 Year Loan Product Retention Percentage. If the Parties are unable to agree on any such modification within thirty (30) calendar days, Bank shall have no further obligation to retain Loans under such Section 2.5. Upon the occurrence of a Tier 2 Concentration Event, Bank may elect to suspend the performance of its obligations under this Agreement with respect to retaining additional Required Retained Loans following the delivery to Sunlight of advance written notice thereof at least three (3) days prior to any such suspension; provided, however, that Bank shall not be relieved of any of its obligations in respect of Required Retained Loans retained by Bank, or allocated for retention by Bank, prior to the date of such notice or during the three (3) day period thereafter. 1.4. Annex A to Exhibit A of the Existing Agreement is hereby amended and restated in its entirety in the form set forth as Annex A hereto. 2. EFFECTIVENESS OF THE AGREEMENT 2.1 Unless otherwise defined or modified in this Amendment, all capitalized words or terms used in this Amendment shall have the definitions ascribed to such words or terms in the Existing Agreement. From and after the effectiveness of this Amendment, references in the Existing Agreement to “the Agreement” or words of similar effect, shall refer to the Existing Agreement as amended by this Amendment. 2.2 Except as expressly amended and modified by this Amendment, all terms and conditions set forth in the Existing Agreement shall remain unmodified, binding, and in full force and effect. This Amendment as applied to the Existing Agreement and the Administration Agreement collectively set forth the entire agreement and understanding of the Parties regarding the particular subject matter of this Amendment, and merges and supersedes all prior or contemporaneous agreements, discussions and correspondence pertaining to the subject matter of this Amendment. This Amendment may be executed in counterpart copies, each of which, and together, shall be effective as original, binding instruments. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. 2.3 This Amendment shall be governed by and construed in accordance with the laws of the State of New York, including general obligations law Section 5-1401, but otherwise without regard to the conflict of laws principles thereof. [remainder of page intentionally blank]

IN WITNESS WHEREOF, each of the Parties hereto has caused this Amendment to be duly executed as of the day and year first above written. SUNLIGHT FINANCIAL LLC By: /s/ Barry Edinburg Name: Barry Edinburg Title: Chief Financial Officer CROSS RIVER BANK By: /s/ Gilles Gade Name: Gilles Gade Title: Chief Executive Officer By: /s/ Arlen Gelbard Name: Arlen Gelbard Title: General Counsel

Annex A Eligible Required Retention Loans [***]